Exhibit 10.1

Docusign Envelope ID: BDB7F9F5-66FB-8362-8158-B0DC41C63A0A

Docusign Envelope ID: BDB7F9F5-66FB-8362-8158-B0DC41C63A0A

Docusign Envelope ID: BDB7F9F5-66FB-8362-8158-B0DC41C63A0A

Docusign Envelope ID: BDB7F9F5-66FB-8362-8158-B0DC41C63A0A

Docusign Envelope ID: BDB7F9F5-66FB-8362-8158-B0DC41C63A0A

Docusign Envelope ID: BDB7F9F5-66FB-8362-8158-B0DC41C63A0A

Docusign Envelope ID: BDB7F9F5-66FB-8362-8158-B0DC41C63A0A

Docusign Envelope ID: BDB7F9F5-66FB-8362-8158-B0DC41C63A0A

Docusign Envelope ID: BDB7F9F5-66FB-8362-8158-B0DC41C63A0A

Docusign Envelope ID: BDB7F9F5-66FB-8362-8158-B0DC41C63A0A

Docusign Envelope ID: BDB7F9F5-66FB-8362-8158-B0DC41C63A0A

Docusign Envelope ID: BDB7F9F5-66FB-8362-8158-B0DC41C63A0A

ASSIGNMENT AND TRANSFER AGREEMENT OF CERTAIN APITOX RIGHTS

This Assignment and Transfer Agreement of Certain Apitox Rights (this "Agreement") is entered into as of [●], 2026 (the "Effective Date") by and between FreeT Inc., a company organized under the laws of the Republic of Korea ("FreeT" or the "Assignor"), and APIMEDS PHARMACEUTICALS US, INC., a Delaware corporation ("APUS" or the "Assignee"). FreeT and APUS are referred to collectively as the "Parties" and individually as a "Party."

RECITALS

WHEREAS, CNP Roen Co., Ltd. acquired certain rights and interests relating to Apitox pursuant to an Apitox Rights Transfer Agreement dated June 16, 2015 (the "2015 Agreement");

WHEREAS, the rights acquired by CNP Roen Co., Ltd. under the 2015 Agreement include rights relating to the Korean medicine clinic market in the Republic of Korea, a 25% United States-related royalty entitlement, and related contractual economic and information rights;

WHEREAS, CNP Roen Co., Ltd. subsequently changed its corporate name, including to Inscobee Co., Ltd., and is currently known as FreeT Inc., and FreeT is the successor to the rights and interests held by CNP Roen Co., Ltd. under the 2015 Agreement;

WHEREAS, FreeT desires to assign and transfer to APUS all Apitox-related rights and interests that are lawfully held by FreeT as of the Effective Date;

WHEREAS, the Parties desire to document such assignment and transfer and their continuing cooperation regarding the development and commercialization of Apitox.

NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article 1. Definitions

1.1 "Assigned Rights" means all rights, title, interests, economic interests, claims, contractual rights and ancillary rights relating to Apitox that are held by FreeT as of the Effective Date as successor to CNP Roen Co., Ltd. under or arising from the 2015 Agreement, as more particularly described in Schedule 1 (Detailed Description of Assigned Rights). The Assigned Rights are limited to rights actually held by FreeT as of the Effective Date and only to the extent legally assignable. References in this Agreement to "Apitox" are to the pharmaceutical product and development program referred to in related disclosures (including the Reporting Person's Schedule 13D) as the "Apitox Program."

1.2 "Excluded Rights" means any rights relating to Apitox that are not lawfully held by FreeT as of the Effective Date or were not granted to FreeT or its predecessor under the 2015 Agreement. This Agreement does not transfer or create in favor of APUS any right that FreeT does not own or control.

Article 2. Assignment and Transfer

2.1 Subject to the terms of this Agreement, FreeT hereby irrevocably assigns, transfers, conveys and delivers to APUS all of FreeT's right, title and interest in and to the Assigned Rights specifically described in Schedule 1, and APUS hereby accepts such assignment and transfer. Schedule 1 forms an integral part of this Agreement and shall have the same force and effect as the body of this Agreement.

2.2 The transfer under this Agreement is intended to place APUS in the position of FreeT with respect to the Assigned Rights only. Nothing in this Agreement transfers any Excluded Rights or expands the scope of the rights originally granted to CNP Roen Co., Ltd. under the 2015 Agreement.

2.3 FreeT shall execute and deliver such further instruments and take such further actions as may be reasonably necessary to evidence, perfect or give effect to the assignment of the Assigned Rights to APUS.

Article 3. Limitation on Scope of Assignment

3.1 The rights transferred to APUS under this Agreement are strictly limited to the Assigned Rights lawfully held by FreeT as of the Effective Date. Nothing in this Agreement shall be construed as transferring to APUS any global

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rights, intellectual property rights, ownership rights, regulatory rights, manufacturing rights, territorial rights, indication-specific rights or other rights that are not held by FreeT.

3.2 The scope of the Assigned Rights is limited to the rights described in Schedule 1 and rights directly ancillary thereto. This Agreement does not expand the scope of any rights originally granted to FreeT's predecessor under the 2015 Agreement.

Article 4. Assumption of Obligations; Historical Liabilities

4.1 APUS shall assume only those obligations, if any, that arise after the Effective Date and are directly related to and arising from the lawful exercise of the Assigned Rights. Unless expressly agreed otherwise in writing, APUS does not assume any payment obligation, breach, liability, debt, claim or other obligation of FreeT arising before the Effective Date under the 2015 Agreement.

4.2 FreeT remains responsible for its obligations and liabilities, if any, accrued prior to the Effective Date.

Article 5. Strategic Cooperation and Future Global Rights Plan

5.1 FreeT confirms its intention to support the continued development, indication expansion and global commercialization of Apitox through APUS. FreeT intends, within the scope of authority that it may lawfully exercise, to use commercially reasonable efforts to support and facilitate discussions and transactions pursuant to which additional Apitox rights or licenses for territories worldwide outside the United States may in the future be granted, assigned or transferred to APUS.

5.2 Nothing in this Article constitutes a present transfer or license of any global rights outside the United States. Any future grant, assignment or transfer of such rights shall be subject to separate definitive agreements and all applicable corporate, contractual and regulatory procedures and approvals. The United States is expressly excluded from the future global rights plan described in this Article.

Article 6. Representations and Warranties

6.1 FreeT represents and warrants that, as of the Effective Date: (i) it is the lawful successor to CNP Roen Co., Ltd. with respect to the Assigned Rights; (ii) it has not knowingly assigned or transferred the Assigned Rights to any third party, except as disclosed in writing to APUS; (iii) it has full corporate power and authority to enter into and perform this Agreement; and (iv) the execution of this Agreement has been duly authorized by all necessary corporate action of FreeT.

6.2 APUS represents and warrants that it has full corporate power and authority to enter into and perform this Agreement and that the execution of this Agreement has been duly authorized by all necessary corporate action of APUS.

Article 7. Consideration

7.1 The Parties acknowledge that this Agreement is entered into as part of their broader strategic relationship and for good and valuable consideration, the receipt and sufficiency of which are acknowledged. Any additional monetary or other consideration, if applicable, shall be set forth in a separate written agreement signed by the Parties.

Article 8. Governing Law; Dispute Resolution

8.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Republic of Korea.

8.2 Dispute Resolution. Any dispute arising out of or relating to this Agreement shall first be addressed through good-faith consultation between the Parties. If the dispute is not resolved through such consultation, Seoul Central District Court in Seoul, Republic of Korea shall have exclusive jurisdiction.

Article 9. Miscellaneous

9.1 Entire Agreement. This Agreement, together with Schedule 1, constitutes the entire understanding and agreement between the Parties with respect to the assignment of the Assigned Rights, and supersedes all prior discussions, negotiations and agreements between the Parties concerning such assignment. Nothing in this

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Agreement shall be construed as assigning or modifying any Apitox-related right other than the Assigned Rights expressly described in Schedule 1.

9.2 Amendment. No amendment or modification of this Agreement shall be effective unless made in writing and signed by both Parties.

9.3 Severability. If any provision of this Agreement is held invalid or unenforceable, the remaining provisions shall remain in full force and effect.

9.4 Counterparts. This Agreement may be executed in counterparts and by electronic signature, each of which shall be deemed an original.

9.5 Notices. All notices, requests, consents, and other communications required or permitted under this Agreement shall be in writing and shall be deemed duly given (i) upon personal delivery, (ii) three (3) Business Days after being sent by an internationally recognized courier, or (iii) upon confirmed transmission by email, in each case to the address or email address set forth below the signature of the relevant Party or to such other address as either Party may designate in writing.

9.6 Assignment; Successors and Assigns. Neither Party may assign or transfer this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other Party, except that either Party may assign this Agreement without such consent to an Affiliate (meaning any entity that directly or indirectly controls, is controlled by, or is under common control with, such Party) or in connection with a merger, reorganization, or sale of substantially all of the assets to which this Agreement relates. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns.

9.7 Waiver. No waiver of any provision of this Agreement shall be effective unless in writing and signed by the Party against whom the waiver is sought to be enforced, and no failure or delay by either Party in exercising any right under this Agreement shall operate as a waiver thereof.

Article 10. Interpretation

10.1 Construction. In this Agreement, unless the context otherwise requires: (a) headings are for convenience of reference only and do not affect the interpretation of this Agreement; (b) words in the singular include the plural and vice versa; (c) the word "including" means "including, without limitation"; and (d) references to an "Article" or "Schedule" are to an Article of, or Schedule to, this Agreement.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

FreeT Inc.

서명인:

By: ______________________

ED97F416A93F450...

Name: Byeong kwon Song

Title: Chief Executive Officer

APIMEDS PHARMACEUTICALS US, INC.

Signed by:

By: ______________________

65A6CEE992054AC...

Name: Dr. Vin Menon

Title: Chief Executive Officer

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SCHEDULE 1

DETAILED DESCRIPTION OF ASSIGNED RIGHTS

This Schedule identifies with greater specificity the Assigned Rights referred to in Articles 1 and 2 of the Agreement. The rights listed below are assigned and transferred to APUS only to the extent that such rights were acquired by CNP Roen Co., Ltd. under the 2015 Agreement and, through subsequent corporate name changes and succession, are actually held by FreeT as of the Effective Date. This Schedule does not enlarge the scope of rights under the 2015 Agreement.

(a) 100% Rights in the Korean Medicine Clinic Market in the Republic of Korea

The one hundred percent (100%) rights relating to the Apitox market for Korean medicine clinics in the Republic of Korea that were transferred to CNP Roen Co., Ltd. pursuant to Article 3.1 of the 2015 Agreement, together with contractual rights ancillary thereto. This item is limited to the "domestic Korean medicine clinic market rights" described in the 2015 Agreement and does not constitute rights to the entire Korean market generally.

(b) 25% United States-Related Royalty Entitlement

The twenty-five percent (25%) United States-related right described in Article 3.1 of the 2015 Agreement shall, for purposes of this Agreement, be transferred as a royalty entitlement rather than as an ownership or territorial rights interest. Accordingly, APUS shall succeed to the right to receive a royalty equal to twenty-five percent (25%) of the economic proceeds arising from the development, licensing, sale or other commercialization of Apitox in the United States. The specific royalty calculation base, timing and method of payment shall be determined in accordance with the intent of the 2015 Agreement and any related agreement between the Parties. This royalty entitlement does not include, and shall not be construed to grant, any global rights outside the United States.

(c) Revenue Participation Rights Relating to Overseas Rights Agreements

The contractual right under Article 5.5 of the 2015 Agreement, upon the execution of an overseas rights agreement, to receive twenty-five percent (25%) of the proceeds remaining after deduction of expenses incurred in pursuing such rights agreement, to the extent such right remains valid and is held by FreeT as of the Effective Date.

(d) Rights to Receive Information Regarding Apitox Clinical Progress

The contractual right under Article 5.3 of the 2015 Agreement to receive quarterly information regarding the progress and status of the Apitox clinical program, together with ancillary information-access rights.

(e) Rights to Receive Information Regarding Overseas Rights Activities

The contractual right under Article 5.4 of the 2015 Agreement to receive quarterly information concerning the status and progress of overseas rights transactions involving Apitox, together with ancillary information-access rights.

(f) Contractual Benefit Relating to Data and Technology for Third-Party Manufacturing or Rights Agreements

The contractual benefit under Article 5.6 of the 2015 Agreement relating to the provision of relevant data and technology to a designated third party where the counterparty to the 2015 Agreement enters into a manufacturing or rights agreement with a third party, to the extent necessary for domestic product approval and authorization, and only within the scope provided in the 2015 Agreement.

(g) Other Ancillary Contractual Rights

Any claims, rights to receive notices, information rights and other contractual benefits directly ancillary to the exercise, preservation, enforcement or economic realization of the foregoing rights, in each case only to the extent validly held by FreeT as of the Effective Date.

(h) Express Exclusions

The Assigned Rights do not include any global rights not held by FreeT as of the Effective Date, any underlying intellectual property ownership in Apitox, or any indication-specific, territorial, manufacturing, regulatory or commercialization rights not granted to FreeT, or any rights of third parties. In particular, the Korean medicine clinic market rights and the 25% United States-related royalty entitlement described above shall not be construed as granting APUS any additional global rights beyond their stated scope.

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(i) Scope and Continuing Effect

Each Assigned Right remains subject to the terms, limitations, duration and any prior modification or extinguishment applicable under the 2015 Agreement. This Agreement does not create or enlarge any right beyond the scope originally granted under the 2015 Agreement.

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ASSIGNMENT AND TRANSFER AGREEMENT OF CERTAIN APITOX RIGHTS

This Assignment and Transfer Agreement of Certain Apitox Rights (this "Agreement") is entered into as of [●], 2026 (the "Effective Date") by and between FreeT Inc., a company organized under the laws of the Republic of Korea ("FreeT" or the "Assignor"), and APIMEDS PHARMACEUTICALS US, INC., a Delaware corporation ("APUS" or the "Assignee"). FreeT and APUS are referred to collectively as the "Parties" and individually as a "Party."

RECITALS

WHEREAS, CNP Roen Co., Ltd. acquired certain rights and interests relating to Apitox pursuant to an Apitox Rights Transfer Agreement dated June 16, 2015 (the "2015 Agreement");

WHEREAS, the rights acquired by CNP Roen Co., Ltd. under the 2015 Agreement include rights relating to the Korean medicine clinic market in the Republic of Korea, a 25% United States-related royalty entitlement, and related contractual economic and information rights;

WHEREAS, CNP Roen Co., Ltd. subsequently changed its corporate name, including to Inscobee Co., Ltd., and is currently known as FreeT Inc., and FreeT is the successor to the rights and interests held by CNP Roen Co., Ltd. under the 2015 Agreement;

WHEREAS, FreeT desires to assign and transfer to APUS all Apitox-related rights and interests that are lawfully held by FreeT as of the Effective Date;

WHEREAS, the Parties desire to document such assignment and transfer and their continuing cooperation regarding the development and commercialization of Apitox.

NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article 1. Definitions

1.1 "Assigned Rights" means all rights, title, interests, economic interests, claims, contractual rights and ancillary rights relating to Apitox that are held by FreeT as of the Effective Date as successor to CNP Roen Co., Ltd. under or arising from the 2015 Agreement, as more particularly described in Schedule 1 (Detailed Description of Assigned Rights). The Assigned Rights are limited to rights actually held by FreeT as of the Effective Date and only to the extent legally assignable. References in this Agreement to "Apitox" are to the pharmaceutical product and development program referred to in related disclosures (including the Reporting Person's Schedule 13D) as the "Apitox Program."

1.2 "Excluded Rights" means any rights relating to Apitox that are not lawfully held by FreeT as of the Effective Date or were not granted to FreeT or its predecessor under the 2015 Agreement. This Agreement does not transfer or create in favor of APUS any right that FreeT does not own or control.

Article 2. Assignment and Transfer

2.1 Subject to the terms of this Agreement, FreeT hereby irrevocably assigns, transfers, conveys and delivers to APUS all of FreeT's right, title and interest in and to the Assigned Rights specifically described in Schedule 1, and APUS hereby accepts such assignment and transfer. Schedule 1 forms an integral part of this Agreement and shall have the same force and effect as the body of this Agreement.

2.2 The transfer under this Agreement is intended to place APUS in the position of FreeT with respect to the Assigned Rights only. Nothing in this Agreement transfers any Excluded Rights or expands the scope of the rights originally granted to CNP Roen Co., Ltd. under the 2015 Agreement.

2.3 FreeT shall execute and deliver such further instruments and take such further actions as may be reasonably necessary to evidence, perfect or give effect to the assignment of the Assigned Rights to APUS.

Article 3. Limitation on Scope of Assignment

3.1 The rights transferred to APUS under this Agreement are strictly limited to the Assigned Rights lawfully held by FreeT as of the Effective Date. Nothing in this Agreement shall be construed as transferring to APUS any global

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rights, intellectual property rights, ownership rights, regulatory rights, manufacturing rights, territorial rights, indication-specific rights or other rights that are not held by FreeT.

3.2 The scope of the Assigned Rights is limited to the rights described in Schedule 1 and rights directly ancillary thereto. This Agreement does not expand the scope of any rights originally granted to FreeT's predecessor under the 2015 Agreement.

Article 4. Assumption of Obligations; Historical Liabilities

4.1 APUS shall assume only those obligations, if any, that arise after the Effective Date and are directly related to and arising from the lawful exercise of the Assigned Rights. Unless expressly agreed otherwise in writing, APUS does not assume any payment obligation, breach, liability, debt, claim or other obligation of FreeT arising before the Effective Date under the 2015 Agreement.

4.2 FreeT remains responsible for its obligations and liabilities, if any, accrued prior to the Effective Date.

Article 5. Strategic Cooperation and Future Global Rights Plan

5.1 FreeT confirms its intention to support the continued development, indication expansion and global commercialization of Apitox through APUS. FreeT intends, within the scope of authority that it may lawfully exercise, to use commercially reasonable efforts to support and facilitate discussions and transactions pursuant to which additional Apitox rights or licenses for territories worldwide outside the United States may in the future be granted, assigned or transferred to APUS.

5.2 Nothing in this Article constitutes a present transfer or license of any global rights outside the United States. Any future grant, assignment or transfer of such rights shall be subject to separate definitive agreements and all applicable corporate, contractual and regulatory procedures and approvals. The United States is expressly excluded from the future global rights plan described in this Article.

Article 6. Representations and Warranties

6.1 FreeT represents and warrants that, as of the Effective Date: (i) it is the lawful successor to CNP Roen Co., Ltd. with respect to the Assigned Rights; (ii) it has not knowingly assigned or transferred the Assigned Rights to any third party, except as disclosed in writing to APUS; (iii) it has full corporate power and authority to enter into and perform this Agreement; and (iv) the execution of this Agreement has been duly authorized by all necessary corporate action of FreeT.

6.2 APUS represents and warrants that it has full corporate power and authority to enter into and perform this Agreement and that the execution of this Agreement has been duly authorized by all necessary corporate action of APUS.

Article 7. Consideration

7.1 The Parties acknowledge that this Agreement is entered into as part of their broader strategic relationship and for good and valuable consideration, the receipt and sufficiency of which are acknowledged. Any additional monetary or other consideration, if applicable, shall be set forth in a separate written agreement signed by the Parties.

Article 8. Governing Law; Dispute Resolution

8.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Republic of Korea.

8.2 Dispute Resolution. Any dispute arising out of or relating to this Agreement shall first be addressed through good-faith consultation between the Parties. If the dispute is not resolved through such consultation, Seoul Central District Court in Seoul, Republic of Korea shall have exclusive jurisdiction.

Article 9. Miscellaneous

9.1 Entire Agreement. This Agreement, together with Schedule 1, constitutes the entire understanding and agreement between the Parties with respect to the assignment of the Assigned Rights, and supersedes all prior discussions, negotiations and agreements between the Parties concerning such assignment. Nothing in this

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Agreement shall be construed as assigning or modifying any Apitox-related right other than the Assigned Rights expressly described in Schedule 1.

9.2 Amendment. No amendment or modification of this Agreement shall be effective unless made in writing and signed by both Parties.

9.3 Severability. If any provision of this Agreement is held invalid or unenforceable, the remaining provisions shall remain in full force and effect.

9.4 Counterparts. This Agreement may be executed in counterparts and by electronic signature, each of which shall be deemed an original.

9.5 Notices. All notices, requests, consents, and other communications required or permitted under this Agreement shall be in writing and shall be deemed duly given (i) upon personal delivery, (ii) three (3) Business Days after being sent by an internationally recognized courier, or (iii) upon confirmed transmission by email, in each case to the address or email address set forth below the signature of the relevant Party or to such other address as either Party may designate in writing.

9.6 Assignment; Successors and Assigns. Neither Party may assign or transfer this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other Party, except that either Party may assign this Agreement without such consent to an Affiliate (meaning any entity that directly or indirectly controls, is controlled by, or is under common control with, such Party) or in connection with a merger, reorganization, or sale of substantially all of the assets to which this Agreement relates. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns.

9.7 Waiver. No waiver of any provision of this Agreement shall be effective unless in writing and signed by the Party against whom the waiver is sought to be enforced, and no failure or delay by either Party in exercising any right under this Agreement shall operate as a waiver thereof.

Article 10. Interpretation

10.1 Construction. In this Agreement, unless the context otherwise requires: (a) headings are for convenience of reference only and do not affect the interpretation of this Agreement; (b) words in the singular include the plural and vice versa; (c) the word "including" means "including, without limitation"; and (d) references to an "Article" or "Schedule" are to an Article of, or Schedule to, this Agreement.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

FreeT Inc.

서명인:

By: ______________________

Name: Byeong Kwon Song

Title: Chief Executive Officer

APIMEDS PHARMACEUTICALS US, INC.

Signed by:

By: ______________________

Name: Dr. Vin Menon

Title: Chief Executive Officer

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SCHEDULE 1

DETAILED DESCRIPTION OF ASSIGNED RIGHTS

This Schedule identifies with greater specificity the Assigned Rights referred to in Articles 1 and 2 of the Agreement. The rights listed below are assigned and transferred to APUS only to the extent that such rights were acquired by CNP Roen Co., Ltd. under the 2015 Agreement and, through subsequent corporate name changes and succession, are actually held by FreeT as of the Effective Date. This Schedule does not enlarge the scope of rights under the 2015 Agreement.

(a) 100% Rights in the Korean Medicine Clinic Market in the Republic of Korea

The one hundred percent (100%) rights relating to the Apitox market for Korean medicine clinics in the Republic of Korea that were transferred to CNP Roen Co., Ltd. pursuant to Article 3.1 of the 2015 Agreement, together with contractual rights ancillary thereto. This item is limited to the "domestic Korean medicine clinic market rights" described in the 2015 Agreement and does not constitute rights to the entire Korean market generally.

(b) 25% United States-Related Royalty Entitlement

The twenty-five percent (25%) United States-related right described in Article 3.1 of the 2015 Agreement shall, for purposes of this Agreement, be transferred as a royalty entitlement rather than as an ownership or territorial rights interest. Accordingly, APUS shall succeed to the right to receive a royalty equal to twenty-five percent (25%) of the economic proceeds arising from the development, licensing, sale or other commercialization of Apitox in the United States. The specific royalty calculation base, timing and method of payment shall be determined in accordance with the intent of the 2015 Agreement and any related agreement between the Parties. This royalty entitlement does not include, and shall not be construed to grant, any global rights outside the United States.

(c) Revenue Participation Rights Relating to Overseas Rights Agreements

The contractual right under Article 5.5 of the 2015 Agreement, upon the execution of an overseas rights agreement, to receive twenty-five percent (25%) of the proceeds remaining after deduction of expenses incurred in pursuing such rights agreement, to the extent such right remains valid and is held by FreeT as of the Effective Date.

(d) Rights to Receive Information Regarding Apitox Clinical Progress

The contractual right under Article 5.3 of the 2015 Agreement to receive quarterly information regarding the progress and status of the Apitox clinical program, together with ancillary information-access rights.

(e) Rights to Receive Information Regarding Overseas Rights Activities

The contractual right under Article 5.4 of the 2015 Agreement to receive quarterly information concerning the status and progress of overseas rights transactions involving Apitox, together with ancillary information-access rights.

(f) Contractual Benefit Relating to Data and Technology for Third-Party Manufacturing or Rights Agreements

The contractual benefit under Article 5.6 of the 2015 Agreement relating to the provision of relevant data and technology to a designated third party where the counterparty to the 2015 Agreement enters into a manufacturing or rights agreement with a third party, to the extent necessary for domestic product approval and authorization, and only within the scope provided in the 2015 Agreement.

(g) Other Ancillary Contractual Rights

Any claims, rights to receive notices, information rights and other contractual benefits directly ancillary to the exercise, preservation, enforcement or economic realization of the foregoing rights, in each case only to the extent validly held by FreeT as of the Effective Date.

(h) Express Exclusions

The Assigned Rights do not include any global rights not held by FreeT as of the Effective Date, any underlying intellectual property ownership in Apitox, or any indication-specific, territorial, manufacturing, regulatory or commercialization rights not granted to FreeT, or any rights of third parties. In particular, the Korean medicine clinic market rights and the 25% United States-related royalty entitlement described above shall not be construed as granting APUS any additional global rights beyond their stated scope.

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(i) Scope and Continuing Effect

Each Assigned Right remains subject to the terms, limitations, duration and any prior modification or extinguishment applicable under the 2015 Agreement. This Agreement does not create or enlarge any right beyond the scope originally granted under the 2015 Agreement.

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